Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

OF PETROLOGISTICS LP

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarter ended June 30, 2012, that is being filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of PetroLogistics LP (the “Company”) hereby certifies that, to such officer’s knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Lumpkins
David Lumpkins
August 7, 2012	Principal Executive Officer

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

OF PETROLOGISTICS LP

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarter ended June 30, 2012, that is being filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of PetroLogistics LP (the “Company”) hereby certifies that, to such officer’s knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nathan Ticatch
Nathan Ticatch
August 7, 2012	Principal Executive Officer